February 10, 2015 First Quarter 2015 Company Update

Forward-Looking Statements & Peer Group Abbreviations This presentation contains statements that relate to the projected or modeled performance or condition of Zions Bancorporation and elements of or affecting such performance or condition, including statements with respect to forecasts, opportunities, models, illustrations, scenarios, beliefs, plans, objectives, goals, guidance, expectations, anticipations or estimates, and similar matters. These statements constitute forward-looking information within the meaning of the Private Securities Litigation Reform Act. Actual facts, determinations, results or achievements may differ materially from the statements provided in this presentation since such statements involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: competitive pressures among financial institutions; economic, market and business conditions, either nationally, internationally, or locally in areas in which Zions Bancorporation conducts its operations, being less favorable than expected; changes in the interest rate environment reducing expected interest margins; changes in debt, equity and securities markets; adverse legislation or regulatory changes; Federal Reserve reviews of our annual capital plan; and other factors described in Zions Bancorporation’s most recent annual and quarterly reports. In addition, the statements contained in this presentation are based on facts and circumstances as understood by management of the company on the date of this presentation, which may change in the future. Except as required by law, Zions Bancorporation disclaims any obligation to update any statements or to publicly announce the result of any revisions to any of the forward-looking statements included herein to reflect future events, developments, determinations or understandings. 2 BAC: Bank of America Corporation BBT: BB&T Corporation CMA: Comerica Incorporated C: Citigroup Inc. FITB: Fifth Third Bancorp HBAN: Huntington Bancshares Incorporated JPM: JPMorgan Chase & Co. KEY: KeyCorp MTB: M&T Bank Corporation PNC: PNC Financial Services Group, Inc. RF: Regions Financial Corporation STI: SunTrust Banks, Inc. UB: UnionBanCal Corporation USB: U.S. Bancorp WFC: Wells Fargo & Company ZION: Zions Bancorporation

• Capital / Leverage • Credit Quality • Energy Lending • Profitability • Updated Outlook • Appendix 3

Capital Levels are Strong



Tier 1 Common Risk-Based Capital Ratio
11.9%
C
UB
BAC
ZION
RF
KEY
WFC
PNC
CMA
BBT
HBAN
JPM
MTB
USB
FITB
STI



Tier 1 Risk-Based Capital Ratio
15%
14%
13%
12%
11%
10%
9%
8%
14.5%
ZION
C
BAC
PNC
RF
UB
WFC
MTB
BBT
KEY
HBAN
JPM
USB
FITB
CMA
STI

4

Source: SNL Financial as of 3Q14 for peers, 4Q14 for ZION

ZIONS BANCORPORATION

Debt to Tier 1 Common Ratio: Zions has the least debt relative to tier 1 common equity Source: SNL Financial as of 3Q14 for peers, 4Q14 for ZION 5 0% 50% 100% 150% 200% 250% 300% 350% 400% ZIO N CM A R F U B KE Y H B A N MT B ST I FI TB PN C B B T W FC U SB C B A C JP M Debt / Tier 1 Common

• Capital / Leverage • Credit Quality • Energy Lending • Profitability • Updated Outlook • Appendix 6

Zions’ Credit Quality Metrics are Among the Best in the Industry 7 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% U B ST I CM A B B T KE Y ZIO N US B FIT B H B A N JP M P N C M TB R F B A C WF C C Nonperforming Lending Related Assets (Includes 90+ Days Past Due) As a percentage of loans Source: SNL Financial as of 3Q14 for peers, 4Q14 for ZION 0.0% 0.5% 1.0% 1.5% U B CM A ZIO N M TB KE Y P N C H B A N ST I WF C B B T US B B A C FIT B R F JP M C Trailing 12 Month Net Charge-Off Rates, As a percentage of loans

Net Charge Off Rate Compares Favorably with Peers Through the Cycle Through Multiple Cycles, Zions ranks well; no adjustment made for survivorship bias Source: SNL Financial. Net charge-off ratios annualized. 8 0% 1% 2% 3% 4% 5% 6% U B M TB CM A PN C ZIO N US B B B T ST I WF C KE Y H B A N R F FIT B JP M B A C C Annualized Average NCO Rate of Overall Portfolio, 2007-2013 M TB U B CM A ZIO N ST I PN C B B T KE Y US B H B A N R F WF C FIT B B A C JP M C Annualized Average NCO Rate of Overall Portfolio, 1990-2013

Reserve for Loan Losses is Strong Relative to Peers Reserve is strong relative to loans and relative to credit loss rates Source: SNL Financial as of 3Q14 for peers, 4Q14 for ZION Allowance for Credit Losses includes the Allowance for Loan & Lease Losses and the Allowance for Unfunded Commitments 9 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% C JP M P N C U SB FIT B ZI O N B A C R F W FC ST I M TB KE Y H B A N C M A B B T U B Total Allowance for Credit Losses/ Loans Net Charge-Offs Allowance for Credit Losses / Loans

• Capital / Leverage • Credit Quality • Energy Lending • Profitability • Updated Outlook • Appendix 10

Energy Loan Portfolio 11 Key Takeaways • $3.2 billion of outstanding balances at December 31, 2014 • 8% of total loans • Diversified portfolio, primarily upstream / midstream / services (see slide 12) • No junior or second liens • Very modest growth in 2014 • Internal concentration limits result in more measured growth • Conservative underwriting results in measured growth • Underwriting of upstream includes several risk mitigants (see slides 13 - 15) • Underwriting of Energy Service portfolio includes low leverage and strong, stable equity sponsors (see slide 16) • Balanced production between oil and gas • Hedging used by borrowers: more than 50% of oil production for both 2015 and 2016 is hedged • Internal sensitivity analysis uses prices of mid-$50s for 8 quarters • Less than 1% peak annual energy loan losses in the wake of the last large energy commodity price decline Source: Company Documents

Segmentation of Energy Portfolio 12/31/14 12 Energy Cycle Source: Company Documents Upstream (E&P) 32% Midstream 19% Downstream & Other Non-Services 4% Oilfield Services 33% Mfg. Services 12% Outstandings $3.2B Oil Gas

Conservative Underwriting: What We Do, and What We Avoid 13 Source: Company Documents What We Do: • Upstream lending – multiple “haircuts” on oil / gas values and commodity prices to arrive at borrowing base (loan commitment amount) • Semi-annual borrowing base redeterminations and sensitivity testing to ensure proper equity cushion throughout the life of the loan • Energy services loans generally have limited leverage ratios • Sponsors are frequently long-standing, dedicated private equity firms, not generalists PE firms that may not fully understand the risks What We Avoid: • Borrowers who employ too much leverage, even if much of the debt is subordinate to ours • Borrowers with complex equity structures, especially where competing interests among equity groups/classes could delay or derail additional capital infusions • Management teams that are inexperienced and/or unproven • Energy service companies in the most cyclically sensitive parts of the industry: seismic companies, small independent drilling contractors and saltwater disposal services

$0 $20 $40 $60 $80 $100 $120 $140 $160 M ar -0 0 N o v-0 0 Ju l- 0 1 M ar -0 2 N o v- 0 2 Ju l- 0 3 M ar -0 4 N o v- 0 4 Ju l- 0 5 M ar -0 6 N o v- 0 6 Ju l- 0 7 M ar -0 8 N o v- 0 8 Ju l- 0 9 M ar -1 0 N o v- 1 0 Ju l- 1 1 M ar -1 2 N o v- 1 2 Ju l- 1 3 M ar -1 4 N o v- 1 4 Ju l- 1 5 M ar -1 6 N o v- 1 6 Ju l- 1 7 M ar -1 8 N o v- 1 8 Ju l- 1 9 Zions Base Zions Sensitivity NYMEX 14 Price Deck: Consistently Conservative vs. 12-Month Oil Futures Strip NYMEX Historical 12-Month Oil Futures Strip (Average of next 12 monthly futures contracts) NYMEX Forward 12-Month Oil Futures Strip Source: Company Documents

Upstream (Reserve-Based) Underwriting 15 Typical Oil & Gas Reserve-Based Loan $100 - Present value of oil & gas reserves using current NYMEX oil and gas prices $ 85 - Zions’ risk-adjusted value of reserves (e.g. Zions applies discounts to non-producing reserves) $ 77 - Apply “bank price deck” (generally ~90% of NYMEX) to determine collateral value. $ 54 - Loan commitment amount (30% haircut if 25%+ of reserves are hedged) $ 46 - Loan commitment amount (40% haircut if less than 25% hedging) Notes: • Collateral value is based on engineering firm assessment of oil/gas reserves. For lending purposes, no more than 25% of the collateral may be comprised of non-producing reserves. Cash flows from the reserves are calculated by employing engineer’s projected volumes, bank oil/gas price deck and actual operating costs, then converted to present value using a 9% discount rate. • Utilization rate typically runs near 50% on the loan commitment amount. Expect utilization rates to rise as commitments are reduced due to borrowing base redeterminations. Source: Company Documents In millions

Energy Services – Key Credit Metrics 16 How We Mitigate Risk in Energy Service Lending • Conservative Capital Structures • Senior Debt / EBITDA: Generally in the 1.5-to-1 area • Average Debt / Capitalization: less than 50% • Strong sponsorship / access to capital • Private Equity firms sponsor a large portion of the energy loan portfolio; PE firms are typically dedicated to the energy industry, rather than generalists. • Dedicated PE sponsors: ~80% of total sponsors • Generalist PE sponsors: all have a significant amount of capital committed to the energy industry • Large portion of portfolio consists of publicly traded companies with strong balance sheets and access to multiple sources of capital • Geographically diversified client base with operations across most major basins • Most borrowers have significant operations in both oil and gas basins • Private companies without equity sponsors are typically very well capitalized with strong management teams (many have personal recourse or sponsorship from high net worth families) Source: Company Documents

Oil Price Decline History Drilling Rig Count Has Corrected Quickly and Significantly 17 Source: Bloomberg 0 20 40 60 80 100 120 T + 0 T + 5 T + 1 0 T + 1 5 T + 2 0 T + 2 5 T + 3 0 T + 3 5 T + 4 0 T + 4 5 T + 5 0 T + 5 5 T + 6 0 T + 6 5 T + 7 0 T + 7 5 T + 8 0 T + 8 5 T + 9 0 T + 9 5 T + 1 0 0 In d exe d O il P ri ce s Oil Prices Indexed to Beginning of Price Decline 1997-1998 2000-2001 2008 2014-2015 0 20 40 60 80 100 120 140 T + 0 T + 5 T + 1 0 T + 1 5 T + 2 0 T + 2 5 T + 3 0 T + 3 5 T + 4 0 T + 4 5 T + 5 0 T + 5 5 T + 6 0 T + 6 5 T + 7 0 T + 7 5 T + 8 0 T + 8 5 T + 9 0 T + 9 5 T + 1 0 0In d exe d O il a n d Gas D ri ll in g R ig C o u n t US Oil and Gas Drilling Rig Count Indexed to Beginning of Oil Price Decline 1997-1998 2000-2001 2008 2014-2015 Week since peak of oil price Week since peak of oil price

• Capital / Leverage • Credit Quality • Energy Lending • Profitability • Updated Outlook • Appendix 18

Profitability Improvement driven primarily by capital actions 19 Source: SNL Financial *Adjusted ROAA and NEAC excludes gains/losses on securities, debt extinguishment and preferred stock redemption cost, and reserve release, which is defined as provision for credit losses net of NCOs 1Q12 3Q12 1Q13 3Q13 1Q14 3Q14 -$50 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 Annualized Net Earnings Applicable to Common* NEAC, Annualized NEAC, Less Reserve Release (In millions) -0.25% 0.00% 0.25% 0.50% 0.75% 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 Reserve Release Adjusted ROAA ROAA, Less Reserve Release

Source: SNL Financial as of 3Q14 for peers, 4Q14 for ZION *Risk adjusted NIM calculated as net interest income less net charge-offs divided by average earning assets. Net Interest Margin Remains Stronger Than Peers Some Pressures Remain, but Outlook is For Slightly Increasing Net Interest Income 20 3.2% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% ZIO N M TB H B A N B B T R F P N C FIT B WF C U B US B C M A KE Y ST I C B A C JP M Risk-Adjusted NIM* 3.3% B B T ZIO N H B A N M TB FIT B R F US B WF C P N C ST I C U B KE Y CM A B A C JP M Net Interest Margin

Net Interest Income Drivers Pressures: • Reduction of FDIC Income • Repricing of Loan Portfolio Benefits: • Loan Growth • Debt Redemptions • Asset Sensitivity (positive leverage to rising interest rates) 21

Wtd. Avg. Coupon of New Loans is Slightly Lower Than Wtd. Avg. Portfolio Small lift in short term rates would substantially neutralize this dilution 22 Source: Company documents as of 4Q14. Production defined as new loans and marginal draws on existing lines of credit; portfolio yield includes deferred fee income recognized over the expected life of the loan, while coupon of production does not include such amortizing fees. 3.60% 4.22% 3.87% 0% 1% 2% 3% 4% 5% 6% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 Portfolio Yield vs. Production Yield New Production Coupon Loans HFI Yield, excluding FDIC-supported loans Loans HFI Coupon, excluding FDIC-supported loans

90 100 110 120 130 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 Strong Growth in Overall Commitments 4Q10=100 Unused Commitments Gross Loans Loans ex FDIC + NRE (runoff portfolios) Loan Growth Remains a Positive NII Driver 23 Source: Company documents as of 4Q14. “FDIC” refers to FDIC-supported loans; “NRE” refers to National Real Estate. Declines in commitments in 2Q14 and 3Q14 attributable to intentional reduction in construction and land development, designed to improve Zions’ risk profile, particularly under adverse economic conditions.

Significant Reductions to Interest Expense Through Debt Reduction 24 Source: company documents Total Debt Outstanding ($, in millions) Annual Interest Expense ($, in millions) • Additional very expensive sub debt expected to be retired in the second half of 2015, reducing interest expense by nearly $30 million annually (full benefit in FY16) 0 50 100 150 200 250 300 350 400 450 500 0 500 1,000 1,500 2,000 2,500 2011 2012 2013 2Q14 (Annualized) 4Q14 (Annualized) Senior Debt Subordinated Debt Total Interest Expense Interest Expense on Debt

-5% 0% 5% 10% 15% 20% 25% 30% - 100 bps 0 bps +100 bps +200 bps +300 bps C h an ge in N e t In terest In co m e Net Interest Income Sensitivity NII Slow NII Fast Balance Sheet Remains Asset Sensitive Zions is Positioned for Economic Recovery and Rising Rates 25 Zions estimates net interest income would increase between an estimated 14% and 17% if interest rates were to rise 200 bps* in the first year. * 12-month simulated impact using a static balance sheet and a parallel shift in the yield curve, and is based on regression analysis comparing deposit repricing changes against similar duration benchmark indices (e.g. Libor, U.S. Treasuries); also includes management input across all major geographies in which Zions does business, intended to adjust for local market conditions. “Slow Response” refers to an assumption that market rates on deposits will adjust at a moderate rate (i.e. supply of deposits exceeds demand for loans). Data as of 4Q14 Repricing Scenario Assumptions by Deposit Product (as of 12/31/14) Effective Duration (Base) FAST SLOW Demand Deposits 1.7% 2.8% Money Market 0.8% 1.2% Savings 2.5% 3.4%

Noninterest Expense Views Efficiency ratio is weak relative to peers, partly a function of asset sensitivity positioning 26 Source: SNL Financial as of 3Q14 for peers, 4Q14 for ZION 40% 50% 60% 70% 80% 90% US B WF C M TB P N C C B B T U B H B A N JP M R F ST I FIT B CM A KE Y ZIO N B A C Efficiency Ratio 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% CM A FIT B M TB ST I US B H B A N U B R F P N C ZIO N KE Y JP M B B T WF C C B A C Noninterest Expense / (Loans + Deposits)

Efficiency Ratio Waterfall – What If Scenario 27 73.6% 67.2% 55% 60% 65% 70% 75% 4Q 1 4 Ac tu al N o rm al iza ti o n : Se cu ritie s G ai n s, Pr o fe ssiona l E xp e n se , FD IC -S u p p o rt ed Loan s Te ch n o lo gy P ro ject s Ad d $ 5 B M B S @ 2 .4 % Im p ac t o f h ig h c o st d eb t Adj u ste d Ef fi ci e n cy R at io Adjusted Efficiency Ratio • Normalization adjustment eliminates gains / losses on securities and similar investments; professional expenses (e.g. CCAR); and income from FDIC- supported loans. • Tech projects adjustment reflects only the incremental cost to upgrade systems, and does not reflect potential cost savings from full implementation. • MBS investment is not a forecast, but is designed to show what Zions would look like if its MBS portfolio size and yield was more consistent with peers

• Capital / Leverage • Credit Quality & Energy Lending • Profitability • Small Business Lending Update • Fee Income Initiative • Updated Outlook • Appendix 28

One-Year Outlook Summary

Relative to 4Q14 Results

Topic	Outlook	Comment
Loan Balances	**Slightly to Moderately Increasing**	• Prepayments remain volatile, making net loan growth difficult to forecast. • Line utilization rates likely to increase on energy portfolio, generally due to reducing commitments.
Net Interest Income	**Moderately Increasing**	• Driven primarily by debt reduction late in 2H15 • Deploying ~$150 million per month of cash into short-to-medium duration (~3.5 years), HQLA-qualifying agency MBS
Provisions	**Positive**	• Provisions likely to be positive throughout 2015, reflecting net charge-offs, loan growth, and expected downgrades of energy-related loans due to the decline in energy commodity prices.
Fee Income	**Increasing**	• Fee income initiatives likely to result in moderate increase, excluding securities gains/losses.
Noninterest Expense	**Stable**	• Elevated spending on technology systems overhaul to continue throughout 2015, but at substantially similar levels as 4Q14 results. • Expected declines in professional services expenses to offset seasonal increases from payroll taxes, etc.

29

ZIONS BANCORPORATION

• Capital • Credit Quality • Profitability • Small Business Lending Update • Fee Income Initiative • Updated Outlook • Appendix 30

Bank Headquarters Assets % of Total Zions Bank Salt Lake City $19B 34% CB&T San Diego $11B 19% Amegy Houston $14B 24% NBA Phoenix $5B 9% NSB Las Vegas $4B 7% Vectra Denver $3B 5% Commerce Bank - WA Seattle $1B 1% Commerce Bank - OR Portland < $1B 1% Zions Bancorporation Salt Lake City $57B 100%  Superior lending capacity relative to community banks  Superior local customer access to bank decision makers relative to big nationals  Centralization of some processing and other non-customer facing elements of the business to achieve efficiencies  Strategic local “ownership” of market opportunities and challenges A Collection of Great Banks More than 70% of Assets in Utah / Texas / Coastal California 31 Subsidiary information as of 4Q14

4.05% 3.02% 3.60% 0% 1% 2% 3% 4% 5% 6% 1Q12 3Q12 1Q13 3Q13 1Q14 3Q14 Smaller Loans vs. Larger Loans Small Production Coupon Mid & Large Production Coupon Total Production Coupon Smaller Loan Coupons Are Above the Overall Portfolio Yield A shift to smaller business loans would have a favorable impact on the NIM trend 32 Source: Company documents as of 4Q14. Production defined as new loans and marginal draws on existing lines of credit Small Loans < $5M Commitment Middle Market & Large Loans > $5M Commitment Small Loan Production (Coupon) Mid & Large Loan Production (Coupon) Small 65% Mid & Large 35% Loan Portfolio by Size

CDO Exposure Has Been Significantly Reduced Par value of Securities at period shown 33 In Billions Source: Company earnings releases $1.3 $0.4 $1.1 $0.3 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 1Q13 4Q14 Performing Nonperforming 70% reduction of total portfolio

CDO Portfolio Composition & Values as of 1Q13 34 March 31, 2013 (Amounts in Millions) # of Tranches Par Amount Amortized Cost Carrying Value Net Unrealized Losses Recognized in AOCI Performing CDOs Predominantly Bank CDOs 27 $774 $694 $560 -$134 Insurance CDOs 22 447 443 331 -112 Other CDOs 6 51 40 37 -3 Total Performing CDOs 55 1,272 1,177 928 -249 Nonperforming CDOs CDOs Credit Impaired Prior to Last 12 Months 19 394 275 126 -149 CDOs Credit Impaired During Last 12 Months 39 732 432 179 -253 Total Nonperforming CDOs 58 1,126 707 305 -402 Total CDOs 113 $2,398 $1,884 $1,233 -$651

CDO Portfolio Composition & Values as of 4Q14 35 December, 2014 (Amounts in Millions) # of Tranches Par Amount Amortized Cost Carrying Value Net Unrealized Losses Recognized in AOCI Performing CDOs Predominantly Bank CDOs 17 $443 $420 $325 -$95 Insurance CDOs -- -- -- -- -- Other CDOs -- -- -- -- -- Total Performing CDOs 17 443 420 325 -95 Nonperforming CDOs CDOs Credit Impaired Prior to Last 12 Months 12 279 172 107 -65 CDOs Credit Impaired During Last 12 Months 1 1 -- -- -- Total Nonperforming CDOs 13 280 172 107 -65 Total CDOs 30 $723 $592 $432 -$160 Approximately a 70% Reduction since 1Q 2013 Approximately a 75% Reduction since 1Q 2013